Exhibit 31.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 302(a) OF
THE SARBANES-OXLEY ACT OF 2002
I, Deirdre Y. Gillespie, certify that:
1. I have reviewed this Amendment No. 1 to annual report on Form 10-K of La Jolla Pharmaceutical Company, Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
Date: April 30, 2009

By:	/s/ Deirdre Y. Gillespie
Deirdre Y. Gillespie
President, Chief Executive Officer and Assistant Secretary (Principal Executive Officer)